File Nos. 33-44227
                                                                    811-6489

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                      [  ]

     Post-Effective Amendment No. 9                                   [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 9                                                  [X]

                     (Check appropriate box or boxes.)

              DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on May 1, 1997 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 10, 1997.


              DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____

  1           Cover Page                                   Cover

  2           Synopsis                                       3

  3           Condensed Financial Information                3

  4           General Description of Registrant              18

  5           Management of the Fund                         7

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             18

  7           Purchase of Securities Being Offered           8

  8           Redemption or Repurchase                       13

  9           Pending Legal Proceedings                      *

Items in
Part B of
Form N-1A
---------

  10          Cover Page                                     Cover

  11          Table of Contents                              Cover

  12          General Information and History                B-29


  13          Investment Objectives and Policies             B-2


  14          Management of the Fund                         B-12


  15          Control Persons and Principal                  B-17
              Holders of Securities


  16          Investment Advisory and Other                  B-17
              Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.

              DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A     Caption                                        Page
_________     _______                                        _____

  17          Brokerage Allocation                           B-26


  18          Capital Stock and Other Securities             B-29


  19          Purchase, Redemption and Pricing               B-19, B-20,
              of Securities Being Offered                    B-25


  20          Tax Status                                     *


  21          Underwriters                                   B-19


  22          Calculations of Performance Data               B-28


  23          Financial Statements                           B-45


Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-4
              Investment Adviser

  29          Principal Underwriters                         C-9


  30          Location of Accounts and Records               C-12


  31          Management Services                            C-12


  32          Undertakings                                   C-12

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.


                             FOR USE BY BANKS ONLY


                                                              May 1, 1997


                   DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                   Supplement to Prospectus Dated May 1, 1997

     All mutual fund shares involve certain investment risks, including the possible loss of principal.

                                                              740s050197BNK


----------------------------------------------------------------------------

PROSPECTUS                                                        May 1, 1997

                 DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
-------------------------------------------------------------------------------
          DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A
MUNICIPAL BOND FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH
AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE DOLLAR-WEIGHTED AVERAGE MATURITY OF THE FUND'S PORTFOLIO RANGES BETWEEN THREE AND TEN YEARS.


          THE FUND PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN USE IN AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
          THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S
PORTFOLIO.
          THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

          THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

          MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
-------------------------------------------------------------------------------
                            TABLE OF CONTENTS
                                                                PAGE

   FEE TABLE.........................................            3
   CONDENSED FINANCIAL INFORMATION...................            3
   DESCRIPTION OF THE FUND...........................            4
   MANAGEMENT OF THE FUND............................            7
   HOW TO BUY SHARES.................................            8
   SHAREHOLDER SERVICES..............................            10
   HOW TO REDEEM SHARES..............................            13
   SHAREHOLDER SERVICES PLAN.........................            15
   DIVIDENDS, DISTRIBUTIONS AND TAXES................            15
   PERFORMANCE INFORMATION...........................            17
   GENERAL INFORMATION...............................            18
   APPENDIX..........................................            19

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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           [THIS PAGE INTENTIONALLY LEFT BLANK]
                  Page 2

                                                   FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES
    Redemption Fee (as a percentage of amount redeemed)*......................................         1.00%
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
    Management Fees...........................................................................          .60%
    Other Expenses ...........................................................................          .20%
    Total Fund Operating Expenses.............................................................          .80%
*  Shares held for less than 15 days may be subject to a 1% redemption fee payable to the Fund. See "How to Redeem Shares."



EXAMPLE:                                           1 YEAR        3 YEARS       5 YEARS       10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                         $8            $26           $44           $99

-------------------------------------------------------------------------------
          THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-------------------------------------------------------------------------------

          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Shares," "How to Redeem Shares" and "Shareholder Services Plan."

                        CONDENSED FINANCIAL INFORMATION
          The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                              FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                          YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------------
PER SHARE DATA:                                                         1992(1)        1993        1994         1995        1996
                                                                       -------       -------     -------       -------     -------
  Net asset value, beginning of year...................                 $12.50       $12.94      $13.85        $12.52      $13.62
                                                                       -------       -------     -------       -------     -------
  INVESTMENT OPERATIONS:
  Investment income--net ..............................                    .69          .70         .66           .62         .61
  Net realized and unrealized gain (loss) on investments                   .44          .92       (1.33)         1.10        (.17)
                                                                       -------       -------     -------       -------     -------
  TOTAL FROM INVESTMENT OPERATIONS.....................                   1.13         1.62        (.67)         1.72         .44
                                                                       -------       -------     -------       -------     -------
  DISTRIBUTIONS:
  Dividends from investment income-net.................                   (.69)        (.70)       (.65)         (.62)       (.61)
  Dividends from net realized gain on investments......                     --         (.01)         --            --          --
  Dividends in excess of net realized gain on investments                   --           --        (.01)           --          --
                                                                       -------       -------     -------       -------     -------
  TOTAL DISTRIBUTIONS..................................                   (.69)        (.71)       (.66)         (.62)       (.61)
                                                                       -------       -------     -------       -------     -------
  Net asset value, end of year.........................                 $12.94       $13.85      $12.52        $13.62      $13.45
                                                                       =======       =======     =======       =======     =======
TOTAL INVESTMENT RETURN................................                   9.86%(2)    12.84%      (4.92%)       13.98%       3.35%
RATIOS / SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets .............                     --          .20%        .48%          .69%        .80%
  Ratio of net investment income to average net assets                    5.78%(2)     5.20%       5.01%         4.70%       4.53%
  Decrease reflected in above expense ratios due to
  undertakings by The Dreyfus Corporation..............                   1.00%(2)      .64%        .32%          .08%         --
  Portfolio Turnover Rate..............................                  13.01%(3)    13.48%      18.76%        25.00%      19.14%
  Net Assets, end of year (000's omitted)..............               $332,582     $538,495    $409,361      $428,896    $387,899

(1)  From January 21, 1992 (commencement of operations)to December 31, 1992.
(2)  Annualized.
(3)  Not annualized.

              Page 3
          Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                            DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide you with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. To accomplish its investment objective, the Fund will invest primarily in the debt securities of the State of Florida, its political subdivisions, authorities and corporations, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (collectively, "Florida Municipal Obligations"). To the extent acceptable Florida Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. The dollar-weighted average maturity of the Fund's portfolio ranges between three and ten years. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MUNICIPAL OBLIGATIONS
        Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately. MANAGEMENT POLICIES
        It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. At least 65% of the value of the Fund's net assets (except when maintaining a temporary defensive position) will be invested in bonds, debentures and other debt instruments. Under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in Florida Municipal Obligations. The Fund will seek to invest in securities which are exempt from the Florida intangible personal property tax. See "Investment Considerations and Risks_Investing in Florida Municipal Obligations" below, and "Dividends, Distributions and Taxes."
              Page 4

          At least 80% of the value of the Fund's net assets must consist of Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, L.P. ("Fitch"). The Fund may invest up to 20% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch, but it currently is the intention of the Fund that this portion of the Fund's portfolio be invested primarily in Municipal Obligations rated no lower than Baa by Moody's or BBB by S&P or Fitch. The Fund may invest in short-term Municipal Obligations which are rated in the two highest rating categories by Moody's, S&P or Fitch. See "Appendix B" in the Statement of Additional Information. Municipal Obligations rated BBB by S&P or Fitch or Baa by Moody's are considered investment grade obligations; those rated BBB by S&P and Fitch are regarded as having an adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics. Investments rated Ba or lower by Moody's and BB or lower by S&P and Fitch ordinarily provide higher yields but involve greater risk because of their speculative characteristics. The Fund may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is such rating organizations' lowest rating, and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears. See "Investment Considerations and Risks_Lower Rated Bonds" below for a further discussion of certain risks. The Fund also may invest in securities which, while not rated, are determined by The Dreyfus Corporation to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described above, such unrated securities shall be deemed to have the rating so determined. The Fund also may invest in Taxable Investments of the quality described under "ppendix--Certain Portfolio Securities--Taxable Investments."

          From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Investment Considerations and Risks" below.

          The Fund's annual portfolio turnover rate is not expected to exceed 100%. The Fund may engage in, as permitted by applicable law, various investment techniques such as options and futures transactions, short selling and lending portfolio securities. Use of these techniques may give rise to taxable income. See "Dividends, Distributions and Taxes." For a discussion of the investment techniques and their related risks, see "Investment Considerations and Risks" and "Appendix -- Investment Techniques" below and "Investment Objective and Management Policies -- Management Policies" in the Statement of Additional Information.

INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by the Fund, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfo-
                Page 5
lio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.
The Fund's net asset value generally will not be stable and should fluctuate based upon changes in the value of the Fund's portfolio securities. Securities in which the Fund invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.

INVESTING IN FLORIDA MUNICIPAL OBLIGATIONS -- You should consider carefully the special risks inherent in the Fund's investment in Florida Municipal Obligations. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the Legislature provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1996-97 total General Revenue, Working Capital and Budget Stabilization funds available are estimated to total $16.602 billion, a 7.7% increase over 1995-96, which is expected to result in unencumbered reserves of approximately $1.020 billion at the end of fiscal 1996-97. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.

INVESTING IN MUNICIPAL OBLIGATIONS -- The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.
        Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.
            Page 6
ZERO COUPON SECURITIES -- Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOWER RATED BONDS _ The Fund may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by Moody's, S&P or Fitch (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for these bonds may be less liquid than that of higher rated bonds; adverse market conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value. See "Appendix _ Certain Portfolio Securities _ Ratings."



USE OF DERIVATIVES -- The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix -- Investment Techniques -- Use of Derivatives" below, and "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.


NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio securities may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                            MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with
                    Page 7
Massachusetts law. The Fund's primary portfolio manager is Stephen C. Kris. He has held that position since the Fund's inception and has been employed by The Dreyfus Corporation since 1988. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.


          For the fiscal year ended December 31, 1996, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the State ment of Additional Information.

          The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services.

DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
                               HOW TO BUY SHARES
          Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No stock certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.

          The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggre-
                  Page 8
gate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000.
For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.
The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step
Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900202920/Dreyfus Florida Intermediate Municipal Bond Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on
                   Page 9
each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued by an independent pricing service approved by the Fund's Board and are valued at fair value as determined by the pricing service. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

          If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                          SHAREHOLDER SERVICES
FUND EXCHANGES _ You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

          To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.

               Page 10

          The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares exchanged where the exchange is made less than 15 days after the issuance of such shares. See "How to Redeem Shares." Otherwise, shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social
Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer
                 Page 11
Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days' notice to you. DREYFUS PAYROLL SAVINGS PLAN _ Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. DREYFUS STEP PROGRAM -- Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step
Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.
DREYFUS DIVIDEND OPTIONS -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.
             Page 12
AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                            HOW TO REDEEM SHARES
GENERAL
        You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the Fund's shares at the next determined net asset value.

          The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed or exchanged less than 15 days following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 15-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones you have held the longest. No redemption fee will be charged upon the redemption or exchange of shares
(1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time. Securities dealers, banks and other financial institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF
THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE
PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

          The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
                 Page 13
PROCEDURES
        You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares for which certificates have been issued are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

          You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate. REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
CHECK REDEMPTION PRIVILEGE -- You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Potential fluctuations in the net asset value of Fund shares should be considered in determining the amount of the check. Redemption Checks should not be used to close your account. Redemption Checks are free,
                  Page 14
but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (See "Dividends, Distributions and Taxes"). Any Redemption Check written on an account that has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

          If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                         SHAREHOLDER SERVICES PLAN
          The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of the Fund's shares for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                    DIVIDENDS, DISTRIBUTIONS AND TAXES
          The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day following the date of purchase. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. Dividends usually are paid on the last business day of each month, and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid
                   Page 15
to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
          Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund are subject to Federal income tax as ordinary income whether or not reinvested. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund generally are taxable as long-term capital gains for Federal income tax purposes if you are a citizen or resident of the United States. Dividends and distributions from gain derived from securities transactions and from the use of the investment techniques described under "Appendix_Investment Techniques" also will be subject to Federal income tax. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares which is deemed to relate to exempt-interest dividends is not deductible.
          Dividends or distributions by the Fund to a Florida resident are not taxable by Florida. However, Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from the tax.
          The Fund has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that Fund shares owned by a Florida resident will be exempt from the intangible personal property tax so long as the Fund's portfolio includes only assets, such as notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, the United States Government, and its agencies, Puerto Rico, Guam, and the U.S. Virgin Islands, and other assets which are exempt from that tax ("exempt investments").

          Although all or a substantial portion of the dividends paid by the Fund may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax or (ii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Fund purchases such securities, the portion of dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor to be subject to such taxes.

          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in the Fund. If the Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
                    Page 16
          The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
          Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

          Management of the Fund believes that the Fund has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                           PERFORMANCE INFORMATION
          For purposes of advertising, performance may be calculated on several bases, including current yield, tax equivalent yield, average annual total return and/or total return.
          Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of the Fund's current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
          Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated current yield calculated as described above.

          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time the Fund has operated.

          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the
                Page 17
beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
          Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. The Fund's yield should generally be higher than money market funds (the Fund, however, does not seek to maintain a stable price per share and may not be able to return an investor's principal), and its price per share should fluctuate less than long term bond funds (which generally have somewhat higher yields).
                                GENERAL INFORMATION
          The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 12, 1990, and commenced operations on January 21, 1992. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote.
          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Fund intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
          The Transfer Agent maintains a record of your ownership and sends you confirmation and statements of account.
          Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561; in New York City, call 1-718-895-1206; outside the U.S. or Canada, call 516-794-5452.
                 Page 18
                                  APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 331/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging)purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
USE OF DERIVATIVES -- The Fund may invest in the types of Derivatives enumerated under "Description of the Fund -- Investment Considerations and Risks -- Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of
Additional Information.
        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


        Although the Fund will not be a commodity pool, certain Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this requ ired cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.
LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan
                   Page 19
and on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

FORWARD COMMITMENTS -- The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

CERTAIN PORTFOLIO SECURITIES
CERTAIN TAX EXEMPT OBLIGATIONS -- The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

TAX EXEMPT PARTICIPATION INTERESTS -- The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, t he Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

TENDER OPTION BONDS -- The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to
               Page 20
tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.

CUSTODIAL RECEIPTS -- The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

STAND-BY COMMITMENTS -- The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.
ZERO COUPON SECURITIES -- The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of
              Page 21
the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.
ILLIQUID SECURITIES -- The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. TAXABLE INVESTMENTS -- From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable Florida Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities other than Florida Municipal Obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information, to which reference hereby is made.
RATINGS -- Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Bonds rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Bonds rated BB by Fitch are considered speculative and the payment of principal and interest may be affected at any time by adverse economic changes. Bonds rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Bonds rated DDD, DD or D by Fitch are in actual or imminent default, are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the issuer; DDD represents the highest potential for recovery of such bonds; and D represents the lowest potential for recovery. Such bonds, though high yielding, are characterized by great risk. See "Appendix B" in the Statement of Additional Information for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations.
             Page 22
        The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Although these ratings may be an initial criterion for selection of portfolio investments, The Dreyfus Corporation also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on The Dreyfus Corporation's credit analysis than might be the case for a fund that invested in higher rated securities.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
            Page 23

Florida Intermediate
Municipal Bond Fund
Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          740p050197
                Page 24





              DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)

                                 MAY 1, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund"), dated May 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


               Call Toll Free 1-800-645-6561
               In New York City - Call 1-718-895-1206
               Outside the U.S. or Canada - Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


                       TABLE OF CONTENTS
                                                              Page

Investment Objective and Management Policies               B-2
Management of the Fund                                     B-12
Management Agreement                                       B-17
Purchase of Shares                                         B-19
Shareholder Services Plan                                  B-20
Redemption of Shares                                       B-20
Shareholder Services                                       B-23
Determination of Net Asset Value                           B-25
Portfolio Transactions                                     B-26
Dividends, Distributions and Taxes                         B-26
Performance Information                                    B-28
Information About the Fund                                 B-29
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                         B-29
Appendix A                                                 B-31
Appendix B                                                 B-36
Financial Statements                                       B-45
Report of Independent Auditors                             B-58




          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Municipal Obligations. The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended December 31, 1996, computed on a monthly basis, was as follows:



Fitch Investors          Moody's Investors        Standard & Poor's
 Service, L.P.              Service, Inc.           Ratings Group      Percent
   ("Fitch")        or      ("Moody's")      or          ("S&P")       of Value

AAA                       Aaa                      AAA                   68.8%
AA                        Aa                       AA                    21.6
A                         A                        A                      4.5
BBB                       Baa                      BBB                    1.6
F-1, F-1+                 MIG1, VMIG 1, P-1        SP-1+/SP-1, A-1         .5
Not Rated                 Not Rated                Not Rated              3.0*
                                                                        100.0%


     The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.



_______________________________
* Included in the Not Rated category are securities comprising 3.0% of the market value of the Fund's assets which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories: Baa/BBB (1.7%), Ba/BB (1.0%) and B/B (.3%).


     Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 11" below.

     The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

     Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

     Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

     Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Management Policies

     The Fund may engage in the following investment practices in furtherance of its objectives.

     Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

     Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

     The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

     Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan.

     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular
securities or to increase potential income gain.   Derivatives may provide a
cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. The Fund may purchase and write (i.e., sell) call options with respect to Municipal Obligations and call and put options with respect to interest rate futures contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Investing in Florida Municipal Obligations. Investors should consider carefully the special risks inherent in the Fund's investment in Florida Municipal Obligations. The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance State fixed capital outlay projects authorized by the Legislature provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due. All State tax revenues, other than trust funds dedicated by Florida's Constitution for other purposes, would be available for such an appropriation, if required. Revenue bonds may be issued by the State or its agencies without a vote of Florida's electors only to finance or refinance the cost of State fixed capital outlay projects which may be payable solely from funds derived directly from sources other than State tax revenues. Fiscal year 1996-97 total General Revenue, Working Capital and Budget Stabilization funds available are estimated to total $16.602 billion, a 7.7% increase over 1995-
96. Investors should review "Appendix A" which more fully sets forth these and other risk factors.

     Lower Rated Bonds. The Fund is permitted to invest in securities rated Ba by Moody's or BB by S&P or Fitch and as low as the lowest rating assigned by Moody's, S&P or Fitch. Such bonds, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Bonds" in the Prospectus for a discussion of certain risks and "Appendix B" for a general description of Moody's, S&P and Fitch ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities. These bonds generally are considered by S&P, Moody's and Fitch to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These bonds may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

     The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, in which the Fund may invest up to 5% of its total net assets. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restrictions numbered 8 through 11 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations and, for defensive purposes, securities issued by banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowings to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contract or indices.

     4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restriction Nos. 2, 3 and 10 may be deemed to give rise to a senior security.

     7. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

     9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

     For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


GORDON J. DAVIS, Board Member. Since October 1994, senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He also is a Director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 55 years old and his address is 241 Central Park West, New York, New York 10024.


*DAVID P. FELDMAN, Board Member.  Mr. Feldman is a trustee of Corporate
     Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group, and of the Jeffrey Company, a private investment company. Mr. Feldman was employed by AT&T Investment Management Corporation from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer. He is 57 years old and his address is c/o AT&T, One Oak Way, Berkeley Heights, New Jersey 07922.


LYNN MARTIN, Board Member.  Professor, J.L. Kellogg Graduate School of
     Management, Northwestern University. During the Spring Semester 1993, she was a Visiting Fellow at the Institute of Politics, Kennedy School of Government, Harvard University. She also is an advisor to the international accounting firm of Deloitte & Touche, LLP and chair of its Council for the Advancement of Women. From January 1991 through January 1993, Ms. Martin served as Secretary of the United States Department of Labor. From 1981 to 1991, she served in the United States House of Representatives as a Congresswoman from the State of Illinois. She also is a Director of Harcourt General, Inc., Ameritech, Ryder System, Inc., The Proctor & Gamble Co., a consumer company, and TRW, Inc., an aerospace and automotive equipment company. She is 57 years old and her address is c/o Deloitte & Touche, LLP, Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.


EUGENE McCARTHY, Board Member Emeritus.  Writer and columnist; former
     Senator from Minnesota from 1958 to 1970. He is 81 years old and his address is 271 Hawlin Road, Woodville, Virginia 22749.


DANIEL ROSE, Board Member.  President and Chief Executive Officer of Rose
     Associates, Inc., a New York based real estate development and management firm. In July 1994, Mr. Rose received a Presidential appointment to serve as a Director of the Baltic-American Enterprise Fund, which will make equity investments and loans, and provide technical business assistance to new business concerns in the Baltic states. He also is Chairman of the Housing Committee of the Real Estate Board of New York, Inc., and a trustee of Corporate Property Investors, a real estate investment company. He is 67 years old and his address is c/o Rose Associates, Inc., 200 Madison Investment Avenue, New York, New York 10016.


*PHILIP L. TOIA, Board Member.  Retired.  Mr. Toia was employed by The
     Dreyfus Corporation from August 1986 through January 1997, most recently serving as Vice Chairman, Administration and Operations. He is 64 years old and his address is c/o Ms. Amy Letteney, 42 White Birch Road, New Canaan, Connecticut 06840.


SANDER VANOCUR, Board Member.  Since January 1992, Mr. Vanocur has been
     President of Old Owl Communications, a full-service communications firm. From May 1995 to June 1996, he was a Professional in Residence at the Freedom Forum in Arlington, VA, from January 1994 to May 1995, he served as Visiting Professional Scholar at the Freedom Forum Amendment Center at Vanderbilt University. From November 1989 to November 1995, he was a director of the Damon Runyon-Walter Winchell Cancer Research Fund. From June 1986 to December 1991, he was a Senior Correspondent of ABC News and, from October 1986 to December 1991, he was Anchor of the ABC News program "Business World," a weekly business program on the ABC television network. Mr. Vanocur joined ABC News in 1977. He is 69 years old and his address is 2928 P Street, N.W., Washington, DC 20007.


ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She also is a director of Alumax, Comcast Corporation, The New England Electric System, NOVA Corporation and a member of the board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Economic Club of Washington. She is 67 years old and her address is c/o The Wexler Group, 1317 F Street, Suite 600, N.W., Washington, DC 20004.


REX WILDER, Board Member. Financial Consultant. He is 76 years old and his address is 290 Riverside Drive, New York, New York 10025.

     Ordinarily, meetings of shareholders for the purpose of electing Board members will not be held unless and until such time as less than a majority of the Board members holding office have been elected by shareholders, at which time the Board members then in office will call a shareholders' meeting for the election of Board members. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Board members will call a meeting of shareholders for the purpose of voting upon the question of removal of any such Board member when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:



                                                                Total
                                                           Compensation from
                                 Aggregate                   Fund and Fund
   Name of Board              Compensation from             Complex Paid to
      Member                       Fund*                     Board Member

Gordon J. Davis                   $4,000                    $ 88,536 (25)

Joseph S. DiMartino               $5,000                    $517,075 (92)

David P. Feldman                  $3,750                    $122,257 (27)

Lynn Martin                       $3,750                    $ 41,666 (11)

Eugene McCarthy+                  $2,305                    $ 29,041 (11)

Daniel Rose                       $4,000                    $ 84,593 (21)

Philip L. Toia++                  $ 0                       $ 0

Sander Vanocur                    $3,750                    $ 77,093 (21)

Anne Wexler                       $4,000                    $ 62,034 (16)

Rex Wilder                        $4,000                    $ 42,666 (11)

_____________________

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,244 for all Board members as a group.

+    Board member Emeritus as of March 29, 1996.

++   Board member as of February 3, 1997.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant
     Vice President of the Distributor since September 1995 and an officer of other investment companies advised or administered by the Manager. She is 27 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director -- Mutual Funds at The Boston Company, Inc. He is 41 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996 he was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of the GE Investment Services. He is 35 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on April 1, 1997.



                      MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 3, 1994. The Agreement was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on July 8, 1996. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager.
The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager:
W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President-- Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Richard J. Moynihan, Joseph P. Darcy, A. Paul Disdier, Karen M. Hand, Stephen C. Kris, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager. All purchases and sales are reported for the Board members' review at the meeting subsequent to such transactions.

     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors. For the fiscal years ended December 31, 1994, 1995 and 1996, the management fees payable by the Fund amounted to $2,789,984, $2,505,470 and $2,352,191, respectively, which amounts were reduced by $1,510,325, $334,383, and $0, respectively, pursuant to undertakings in effect, resulting in net fees of $1,279,659 for fiscal 1994, $2,171,087 for fiscal 1995 and $2,352,191 for fiscal 1996.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Service Charges. There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan"), pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on July 8, 1996. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan.


     During the fiscal year ended December 31, 1996, the Fund was charged an aggregate $346,959 pursuant to the Plan.


                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 15 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.


     No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time.


     Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code              Answer Back Sign

              144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. A 1% redemption fee will be charged upon an exchange of Fund shares where the exchange occurs less than 15 days following the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distribu tions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-654-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges Service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. The Fund's investments are valued by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. Expenses and fees, including the management fee, are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     The Internal Revenue Code of 1986, as amended (the "Code"), provides that if a shareholder has not held his Fund shares for more than six months (or such shorter period as the Internal Revenue Service may prescribe by regulation) and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares shall be disallowed to the extent of the exempt-interest dividend received. In addition, any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution should be a return on the investment in an economic sense although taxable as stated in "Dividends, Distributions and Taxes" in the Prospectus.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain financial futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of
Section 1256 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

     If the fund were treated as entering into "straddles" by reason of its engaging in financial futures contract or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                    PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     The Fund's current yield for the 30-day period ended December 31, 1996 was 4.05%. See "Management of the Fund" in the Prospectus. Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted.
The current yield is then arrived at by multiplying the result by 2.


     Based upon a Federal personal income tax rate of 39.60%, the Fund's tax equivalent yield for the 30-day period ended December 31, 1996 was 6.71%. See "Management of the Fund" in the Prospectus. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.


     The Fund's average annual total return for the 1 and 4.945 year periods ended December 31, 1996 was 3.35% and 6.76%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period January 21, 1992 (commencement of operations) through December 31, 1996 was 38.21%. The Fund's total return figure referenced above reflects the absorption of certain expenses. Had these expenses not been absorbed, total return would have been lower. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance. Advertising materials for the Fund also may refer to or discuss then-current or past economic conditions, developments and/or events, including those relating to or arising from actual or proposed tax legislation. From time to time, advertising materials for the Fund may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute, and may refer to Morningstar ratings and related analyses supporting such ratings.

     From time to time, advertising materials for the Fund may occasionally include information about other similar funds and may refer to the Fund as the first Florida municipal bond fund available to investors with no sales load. In addition, such materials may include a discussion or a comparison of certain specific attributes of those funds, including, but not limited to, required minimum and subsequent investments, required minimum balances, sales loads, portfolio investments and other investment services. From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


       TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
               COUNSEL, AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1996, the Fund paid the Transfer Agent $166,536. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.



                           APPENDIX A

                  RISK FACTORS - INVESTING IN
                 FLORIDA MUNICIPAL OBLIGATIONS

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of Florida and various local agencies available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

     General - The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Florida's Constitution permits issuance of Florida Municipal Obligations pledging the full faith and credit of the State, with a vote of the electors, to finance or refinance fixed capital outlay projects authorized by the Legislature provided that the outstanding principal does not exceed 50% of the total tax revenues of the State for the two preceding years. Florida's Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on State bonds pledging the full faith and credit of the State as the same becomes due.

     Revenues and Expenditures. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds: General Revenue Fund, Trust Funds, Working Capital Fund, and beginning in fiscal year 1994-95, the Budget Stabilization Fund. The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Budget Stabilization Fund is to contain a balance of at least 1% of the previous year's net General Revenue collections in 1994-95, 2% in 1995-96, 3% in 1996-97, 4% in 1997-98 and 5% in 1998-99 and thereafter. These moneys can only be spent for the purpose of covering revenue shortfalls and for emergency purposes as defined by general law. Implementing legislation establishing this fund was enacted during the 1994 Session of the Florida Legislature.

     In November of 1994, Florida voters approved an amendment to the Florida Constitution which set forth limitations on revenue collections by the State. With certain exceptions, State revenues collected for any fiscal year are limited to State revenues allowed under the amendment for the prior fiscal year plus an adjustment for growth. The amendment became effective January 1, 1995.

     As used in the amendment, "growth" means an amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed under the amendment for the prior fiscal year. For the 1995-1996 fiscal year, the State revenues allowed under the amendment for the prior fiscal year shall equal the State revenues collected for the 1994-1995 fiscal year. Florida personal income will be determined by the Legislature, from information available from the United States Department of Commerce or its successor on the first day of February prior to the beginning of the fiscal year. State revenues collected for any fiscal year in excess of this limitation will be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified above, and thereafter shall be refunded to taxpayers as provided by general law. State revenues allowed under the amendment for any fiscal year may be increased by a two-thirds vote of the membership of each house of the Florida Legislature.

     For purposes of the amendment "State revenues" means taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, "State revenues" does not include: revenues that are necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; revenues that are used to provide matching funds for the federal Medicaid program with the exception of the revenues used to support the Public Medical Assistance Trust Fund or its successor program and with the exception of State matching funds used to fund elective expansions made after July 1, 1994; proceeds from the State lottery returned as prizes; receipts of the Florida Hurricane Catastrophe Fund; balances carried forward from prior fiscal years; taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the Constitution after July 1, 1994. An adjustment to the revenue limitation will be made by general law to reflect the fiscal impact of transfers of responsibility for the funding of governmental functions between the State and other levels of government.

     Florida ended fiscal years 1992-93 and 1993-94 with General Revenue plus Working Capital Funds unencumbered reserves of approximately $543.5 million and $351.8 million, respectively. Estimated fiscal years 1995-96 and 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available total $15.419 billion and $16.602 billion, respectively. Total combined appropriations from the 1995-96 and 1996-97 fiscal years are estimated at $14.710 billion and $15.582 billion, respectively.


     In fiscal year 1995-96, the State derived approximately 66% of its total direct revenues from the General Revenue Fund, Trust Funds, Working Capital Fund and Budget Stabilization Fund from State taxes and fees. Federal grants and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax and beverage tax, which amounted to 69%, 7%, 4% and 4%, respectively, of total General Revenue Fund receipts.


     State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 1995-96, expenditures from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 51%, 31% and 14%, respectively, of total General Revenues.

     Sales and Use Tax. The greatest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6% of the sales price of tangible property sold at retail in the State. The use tax is 6% of the cost price of tangible personal property when the same is not sold but is used, or stored for use, in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer. Less than 10% of the sales tax is designated for local governments and is distributed to the respective counties in which it is collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a .5% or 1% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources. In addition, non-consolidated counties with populations in excess of 800,000 may levy a local option sales tax to fund indigent health care. This tax rate may not exceed .5% and the combined levy of the indigent health care surtax and the infrastructure surtax described above may not exceed 1%. Furthermore, charter counties which adopted a charter prior to June 1, 1976, and each county with a consolidated county/municipal government, may (by referendum) assess up to a 1% discretionary sales surtax within their county. Proceeds from this tax are earmarked for the development, construction, maintenance and operation of a fixed guideway rapid transit system or may be remitted to an expressway or transportation authority for use on country roads and bridges, for a bus system, or to service bonds financing roads and bridges. The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. This tax also includes a levy on the following: (i) rentals of tangible personal property, transient lodging and non-residential real property; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities, except those used in homes; and (iv) restaurant meals. Exemptions include: groceries; medicines; hospital rooms and meals; fuels used to produce electricity; purchases by religious, charitable and educational nonprofit institutions; most professional, insurance and personal service transactions; apartments used as permanent dwellings; the trade-in value of motor vehicles; and residential utilities.

     All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or countries and cities. For the State fiscal year which ended June 30, 1996, receipts from this source were $11.461 billion, an increase of 7.4% from fiscal year 1994-95.


     Motor Fuel Tax. The second largest source of State tax receipts is the tax on motor fuels. Preliminary data show collections from this source in the State fiscal year ended June 30, 1996, were $1.923 billion. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

     State and local taxes on motor fuels (gasoline and special fuel) include several distinct fuel taxes: (i) the State sales tax on motor fuels, levied at 6% of the average retail price per gallon of fuel, not to fall below 6.9 cents per gallon; (ii) the State excise tax of four cents per gallon of motor fuel, proceeds distributed to local governments; (iii) the State Comprehensive Enhanced Transportation System (SCENTS) tax, which is levied at a rate in each county equal to two-thirds of the sum of the county's local option motor fuel taxes; (iv) aviation fuel, which, depending on the air carriers choice, can either be taxed at 6.9 cents per gallon or 8% of the retail price of fuel; and (v) local option motor fuel taxes, which may range between one cent to 12 cents per gallon.

     Alcoholic Beverage Tax. Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $441.5 million in State fiscal year ended June 30, 1996. Alcoholic beverage receipts declined from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.


     The 1990 Legislature established a surcharge on alcoholic beverages. This surcharge is levied on alcoholic beverages sold for consumption on premises. The surcharge is at ten cents per ounce of liquor, ten cents per four ounces of wine, four cents per twelve ounces of beer. Most of these proceeds are deposited into the General Revenue Fund. In fiscal 1995-96 a total of $100.6 million was collected.

     Corporate Income Tax. The "Florida Income Tax Code" imposes a tax upon the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.

     The tax is imposed in an amount equal to 5.5% of the taxpayer's net corporate income for the taxable year, less a $5,000 exemption, as defined in such Code. Net income is defined by the Code as that share of a taxpayer's adjusted Federal income for such year which is apportioned to the State of Florida. Apportionment is by weighted factors of sales (50%), property (25%) and payroll (25%). All business income is apportioned and non-business income is allocated to a single jurisdiction, usually the state of commercial domicile.

     All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1996, receipts from this source were $1.163 billion, an increase of 9.3% from fiscal year 1994-95.

     Documentary Stamp Tax. Deeds and other documents relating to a realty are taxed at 70 cents per $100 of consideration, while corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments and retail charge accounts are taxed at 35 cents per $100 of consideration. Documentary stamp tax collections totalled $775.2 million during fiscal year 1995-96, posting an 11.5% increase from the previous fiscal year.


     Gross Receipts Tax. Effective July 1, 1992, the tax rate was increased from 2.25% to 2.5% of the gross receipts of electric, natural gas and telecommunications services. All gross receipts utilities collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1995-96, gross receipts utilities tax collections totalled $543.3 million, an increase of 6.9% over the previous fiscal year.

     Intangible Personal Property Tax. This tax is levied on two distinct bases: (i) stocks, bonds, including bonds secured by Florida realty, notes, government leaseholds, interests in limited partnerships registered with the SEC, and other miscellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 2 mills, (ii) mortgages and other obligations secured by liens on Florida realty, taxed with a non-recurring 2 mill tax.

     Of the tax proceeds, 33.5% is distributed to the County Revenue Sharing Trust Fund and 66.5% is distributed to the General Revenue Fund.

     In fiscal year 1995-96, total intangible personal property tax collections were $895.9 million, a 9.5% increase over the prior year.


     Severance Taxes. The severance tax includes the taxation of oil, gas and sulfur production and a tax on the severance of primarily phosphate rock and other solid minerals. Total collections from severance taxes totalled $77.2 million during fiscal year 1995-96, up 26.1% from the previous fiscal year.

     Lottery. The 1987 Legislature created the Department of the Lottery to operate the State lottery and setting forth the allocation of the revenues. Of the revenues generated by the lottery, 50% is to be returned to the public as prizes; at least 38% is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12% can be spent on the administrative cost of operating the lottery.

     Fiscal year 1995-96 produced ticket sales of $2.07 billion, of which education received approximately $788.1 million.


                                 APPENDIX B


     Description of S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                              AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

                               A

     Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

     General Obligation Bonds -- There is some weakness in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

     Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                              BBB

     Of the investment grade, this is the lowest.

     General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

     Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                       BB, B, CCC, CC, C

     Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                               BB

     Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

                               B

     Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                              CCC

     Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                               CC

     The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

                               C

     The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.

                               D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.


Municipal Note Ratings

                              SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.

                              SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

                               A

     Issues assigned this rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                              A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

                              A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Municipal Bond Ratings

                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                              Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                               Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                               B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                              Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                               Ca

     Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                               C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in each of the generic rating categories Aa, A, Baa, Ba and B. Moody's also provides numerical modifiers of 2 and 3 in each of these categories for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                          MIG 1/VMIG 1

     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                          MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                               A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                               B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                              CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

                               CC

     Bonds rated CC are minimally protected. Default payment of interest and/or principal seems probable over time.

                               C

     Bonds rated C are in imminent default in payment of interest or principal.

                         DDD, DD and D

     Bonds rated DDD, DD and D are in actual or imminent default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds and D represents the lowest potential for recovery.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months or the DDD, DD or D categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                              F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.





DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                DECEMBER 31, 1996
                                                                                                       Principal
Long-Term Municipal Investments-95.5%                                                                   Amount          Value
                                                                                                        ______         ______
Florida-90.4%
Alachua County Health Facilities Authority, Health Facilities Revenue:
    Refunding (Santa Fe Health Systems Project)
      6.875%, 11/15/2002 (Prerefunded; 11/15/2000) (a)......................                    $    3,380,000  $   3,579,420
    (Shands Teaching Hospital) 5.20%, 12/1/2007 (Insured; MBIA).............                         1,700,000      1,736,159
Bay County, RRR, Refunding:
    6%, 7/1/2001 (Insured; MBIA)............................................                         1,250,000      1,332,687
    6.10%, 7/1/2002 (Insured; MBIA).........................................                         2,095,000      2,261,469
    6.20%, 7/1/2003 (Insured; MBIA).........................................                         1,250,000      1,367,512
Boca Raton, Beach Aquisition Revenue 6.125%, 1/1/2006 (Insured; MBIA).......                         2,100,000      2,310,294
Boynton Beach, Utility Systems Revenue 5.375%, 11/1/2008 (Insured; FGIC)....                         1,000,000      1,029,960
Brevard County Health Facilities Authority, Revenue, Refunding:
    (Holmes Regional Medical Center Project) 5.30%, 10/1/2007 (Insured; MBIA)                        3,000,000      3,060,150
    (Wuesthoff Memorial Hospital) 6.90%, 4/1/2002...........................                         2,500,000      2,768,950
Broward County, Refunding 6.125%, 1/1/2006..................................                         1,950,000      2,093,071
Broward County School Board, COP:
    6%, 7/1/2001 (Insured; AMBAC)...........................................                         1,000,000      1,066,150
    6.10%, 7/1/2002 (Insured; AMBAC)........................................                         2,000,000      2,158,920
Broward County School District, Refunding:
    5.80%, 2/15/2002........................................................                         2,000,000      2,119,720
    5.30%, 2/15/2004........................................................                         5,000,000      5,193,300
    6%, 2/15/2004...........................................................                         3,000,000      3,229,230
Canaveral Port Authority, Revenue, Refunding
    Port Improvement 5.40%, 6/1/2002 (Insured; FGIC)........................                         2,000,000      2,090,180
Celebration Community Development District, Special Assessment
    5.60%, 5/1/2004 (Insured; MBIA).........................................                         6,400,000      6,739,200
Charlotte County, Utility Revenue, Refunding 5.40%, 10/1/2008 (Insured; FGIC)                        1,210,000      1,249,143
Collier County, Capital Improvement Revenue, Refunding:
    5.75%, 10/1/2006 (Insured; MBIA)........................................                         1,985,000      2,127,900
    5.85%, 10/1/2007 (Insured; MBIA)........................................                         2,105,000      2,257,191
Coral Springs, Water and Sewer Revenue, Refunding
    5.50%, 9/1/2003 (Insured; FGIC).........................................                         1,425,000      1,499,570
Correctional Privatization Commission, COP
    (South Bay Correctional Facility) 5%, 8/1/2008 (Insured; MBIA)..........                         2,070,000      2,052,860
Dade County:
    Aviation Revenue:
      6%, 10/1/2003 (Insured; MBIA).........................................                         2,000,000      2,146,820
      6.15%, 10/1/2004 (Insured; MBIA)......................................                         2,000,000      2,162,440
    Public Facilities Revenue, Refunding
      (Jackson Memorial Hospital) 5.20%, 6/1/2004 (Insured; MBIA)...........                         2,750,000      2,837,752
    Resource Recovery Facilities Revenue, Refunding:
      5.35%, 10/1/2008 (Insured; AMBAC).....................................                         3,000,000      3,025,800
      5.50%, 10/1/2009 (Insured; AMBAC).....................................                         3,000,000      3,043,830


DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             DECEMBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                        ______         ______
Florida (continued)

Dade County (continued):
    School District, Refunding:
      4.50%, 7/15/2008 (Insured; MBIA)......................................                    $    5,000,000  $   4,709,400
      4.75%, 7/15/2009 (Insured; MBIA)......................................                         2,000,000      1,904,520
    (Seaport) 5.90%, 10/1/2002 (Insured; AMBAC).............................                         2,470,000      2,640,578
Dade County Health Facilities Authority, HR, Refunding
    (North Shore Medical Center Project):
      5.90%, 8/15/2001 (Insured; AMBAC).....................................                         1,725,000      1,830,208
      6%, 8/15/2002 (Insured; AMBAC)........................................                         1,760,000      1,888,128
Daytona Beach, Water and Sewer Revenue, Refunding
    5.75%, 11/15/2008 (Insured; AMBAC)......................................                         2,270,000      2,365,272
Deerfield Beach, Water and Sewer Improvement Revenue, Refunding
    6.125%, 10/1/2003 (Insured; FGIC).......................................                         1,180,000      1,289,020
Duval County School District, Refunding:
    5.90%, 8/1/2002 (Insured; AMBAC)........................................                         4,500,000      4,817,655
    6.25%, 8/1/2005 (Insured; AMBAC)........................................                         2,400,000      2,612,184
First Florida Governmental Financing Commission, Revenue:
    6.30%, 7/1/2002 (Insured; MBIA).........................................                         1,000,000      1,089,130
    Refunding 6%, 7/1/2003 (Insured; MBIA)..................................                         3,000,000      3,248,550
Florida, Pollution Control 5.90%, 7/1/2002..................................                         2,500,000      2,678,275
Florida Board of Education, Capital Outlay, Refunding (Public Education):
    5%, 6/1/2004............................................................                        12,000,000     12,279,360
    5.90%, 6/1/2005.........................................................                         1,295,000      1,376,973
    5%, 6/1/2009............................................................                         7,780,000      7,712,236
Florida Division of Bond Finance Department, General Services Revenues:
    (Department of Environmental-Preservation 2000):
      5.25%, 7/1/2008 (Insured; MBIA).......................................                         3,000,000      3,052,110
      5.25%, 7/1/2010 (Insured; MBIA).......................................                         7,250,000      7,232,673
    (Department of Natural Resources-Preservation 2000):
      5.90%, 7/1/2002 (Insured; MBIA).......................................                         3,850,000      4,118,730
      6.40%, 7/1/2003 (Insured; AMBAC)......................................                         3,450,000      3,768,608
      6.10%, 7/1/2004 (Insured; MBIA).......................................                         2,420,000      2,610,430
Florida Municipal Power Agency, Revenue:
    (All-Requirements Power Supply Project):
      5.80%, 10/1/2001 (Insured; AMBAC).....................................                         1,000,000      1,058,690
      5.90%, 10/1/2002 (Insured; AMBAC).....................................                         1,000,000      1,069,630
    Refunding (Saint Lucie Project) 5.40%, 10/1/2005 (Insured; FGIC)........                         3,500,000      3,637,760
Florida Sunshine Skyway, Revenue, Refunding:
    6.10%, 7/1/2001.........................................................                         1,650,000      1,760,270
    6.20%, 7/1/2002.........................................................                         1,315,000      1,413,914
Florida Turnpike Authority, Turnpike Revenue
    5.90%, 7/1/2005 (Insured; FGIC).........................................                         2,700,000      2,866,239

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                DECEMBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                        ______         ______
Florida (continued)
Fort Myers, Improvement Revenue:
    Refunding:
      4.80%, 12/1/2004 (Insured; AMBAC).....................................                    $    1,130,000  $   1,142,939
      4.90%, 12/1/2005 (Insured; AMBAC).....................................                         1,290,000      1,306,215
      5%, 12/1/2006 (Insured; AMBAC)........................................                         1,005,000      1,019,482
    (Special Assessment-Geo Area 24) 7.05%, 7/1/2005........................                           950,000      1,010,164
Greater Orlando Aviation Authority, Orlando Airport Facilities Revenue:
    6.25%, 10/1/2006 (Insured; FGIC)........................................                         4,600,000      5,039,070
    Refunding 6.10%, 10/1/2002 (Insured; FGIC)..............................                         2,000,000      2,164,580
Hernando County School District, Refunding:
    6.10%, 8/1/2003 (Insured; MBIA).........................................                         2,000,000      2,178,480
    5.50%, 9/1/2004 (Insured; MBIA).........................................                         1,580,000      1,668,275
Hialeah Gardens, IDR (Waterford Convalescent)
    7.875%, 12/1/2007.......................................................                         1,000,000      1,051,550
Hillsborough County:
    Refunding (Environmentally Sensitive Lands Acquisition and Protection)
      5.875%, 7/1/2001......................................................                         1,295,000      1,374,112
    Revenue, Refunding (Capital Improvement Program) 5%, 8/1/2009 (Insured; FGIC)                    1,730,000      1,710,053
Hillsborough County Aviation Authority, Revenue, Refunding
    (Tampa International Airport) 5.45%, 10/1/2002 (Insured; AMBAC).........                         3,295,000      3,448,218
Hillsborough County Hospital Authority, HR, Refunding
    (Tampa General Hospital Project) 6.125%, 10/1/2002 (Insured; FSA).......                         3,350,000      3,619,139
Indian Trace Community Development District, Refunding
    (Water Management-Special Benefit) 5.375%, 5/1/2005 (Insured; MBIA).....                         2,265,000      2,357,367
Jacksonville, Revenue, Refunding:
    Excise Taxes:
      4.875%, 10/1/2007 (Insured; FGIC).....................................                         2,500,000      2,485,350
      6.50%, 10/1/2008 (Insured; AMBAC).....................................                         1,000,000      1,095,170
    Guaranteed Entitlement 5.50%, 10/1/2002 (Insured; AMBAC)................                         1,400,000      1,473,024
Jacksonville Beach, Utilities Revenue, Refunding 5.125%, 10/1/2004 (Insured; MBIA)                   1,500,000      1,542,375
Jacksonville Electric Authority, Revenue Refunding:
    Electric Systems 5.40%, 10/1/2004.......................................                         2,250,000      2,343,330
    (Saint John's River) 5%, 10/1/2004......................................                         5,000,000      5,098,600
Kissimmee Utility Authority, Electric System Improvement Revenue, Refunding
    5%, 10/1/2003 (Insured; FGIC)...........................................                         2,000,000      2,055,180
Lake County, Resource Recovery Industrial Development Revenue, Refunding
    (NRG/Recovery Group) 5.85%, 10/1/2009...................................                         6,000,000      5,939,400
Lake Worth, Refunding 5.80%, 10/1/2005 (Insured; AMBAC).....................                         1,000,000      1,076,230
Lakeland, Revenue:
    Electric and Water, Refunding
      5.90%, 10/1/2007......................................................                         2,385,000      2,579,568

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                        ______         ______
Florida (continued)
Lakeland, Revenue (continued):
    Hospital Systems (Lakeland Regional Medical Center)
      4.90%, 11/15/2008 (Insured; MBIA).....................................                    $    1,020,000  $     997,407
Lee County Hospital Board of Directors, HR, Refunding
    (Lee Memorial Hospital Project) 5.80%, 4/1/2002 (Insured; MBIA).........                         2,730,000      2,892,653
Melbourne, Water and Sewer Revenue, Refunding 6%, 10/1/2001 (Insured; FGIC).                           745,000        796,688
Miami Beach, Water and Sewer Revenue 5.10%, 9/1/2005 (Insured; FSA).........                         1,500,000      1,539,525
Miami Beach Health Facilities Authority, HR, Refunding
    (Mount Sinai Medical Center Project) 5.70%, 11/15/2003..................                         1,500,000      1,603,200
Nassau County, PCR, Refunding (ITT Rayonier, Inc. Project)
    5.90%, 7/1/2005.........................................................                         1,075,000      1,106,831
North Broward Hospital District, HR, Refunding:
    6.10%, 1/1/2002 (Insured; MBIA).........................................                         2,050,000      2,194,833
    6.125%, 1/1/2003 (Insured; MBIA)........................................                         2,000,000      2,156,600
Ocean Highway and Port Authority, Revenue
    6.25%, 12/1/2002 (LOC; ABN Amro Bank) (b)...............................                         3,500,000      3,754,835
Orange County, Revenue:
    Solid Waste Facility 6%, 10/1/2002 (Insured; FGIC)......................                         1,000,000      1,077,270
    Tourist Development Tax 6.15%, 10/1/2002 (Insured; AMBAC)...............                         2,455,000      2,663,184
    Water and Wastewater, Refunding 5.80%, 10/1/2002 (Insured; AMBAC).......                         2,080,000      2,213,224
Orange County Health Facilities Authority, HR
    (Orlando Regional Healthcare-A) 5.50%, 11/1/2003 (Insured; MBIA)........                         2,000,000      2,106,420
Orlando, Capital Improvement Special Revenue 5.50%, 10/1/2003...............                         2,000,000      2,103,160
Orlando Utilities Commission, Water and Electric Revenue, Refunding:
    5.60%, 10/1/2003........................................................                        10,000,000     10,621,500
    5.75%, 10/1/2005........................................................                         2,000,000      2,145,360
    5.80%, 10/1/2006........................................................                         5,930,000      6,379,731
Osceola County, Revenue:
    Gas Tax Improvement, Refunding:
      5.50%, 4/1/2003 (Insured; FGIC).......................................                         1,365,000      1,437,782
      5.65%, 4/1/2004 (Insured; FGIC).......................................                         1,445,000      1,529,764
    Transportation (Osceola Parkway Project)
      5.90%, 4/1/2007 (Insured; MBIA).......................................                         1,500,000      1,585,515
Osceola County Industrial Development Authority, Revenue
    (Community Provider Pooled Loan Program) 8%, 7/1/2004...................                         4,284,000      4,523,047
Osceola County School Board, COP, Refunding
    5%, 6/1/2007 (Insured; AMBAC)...........................................                         2,000,000      2,013,640
Palm Bay 4.25%, 3/1/2006 (Insured; MBIA)....................................                         1,000,000        942,160
Palm Beach County, Revenue:
    Criminal Justice Facilities, Refunding:
      5.10%, 6/1/2003 (Insured; FGIC).......................................                         5,000,000      5,184,300
      5.375%, 6/1/2010 (Insured; FGIC)......................................                         1,825,000      1,862,559

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                        ______         ______
Florida (continued)
Palm Beach County, Revenue (continued):
    Water and Sewer 5%, 10/1/2010 (Insured; MBIA)...........................                    $    7,320,000  $   7,138,244
Palm Beach County School District, Refunding:
    6%, 8/1/2006 (Insured; AMBAC)...........................................                         1,000,000      1,065,030
    6%, 8/1/2007 (Insured; AMBAC)...........................................                         3,000,000      3,183,000
Pasco County, Refunding:
    Optional Gas Tax Revenue 5.50%, 8/1/2002 (Insured; FGIC)................                         1,980,000      2,081,000
    Water and Sewer Revenue:
      5.50%, 10/1/2002 (Insured; FGIC)......................................                         2,500,000      2,630,400
      5.40%, 10/1/2003 (Insured; FGIC)......................................                         1,500,000      1,570,530
Polk County, Capital Improvement Revenue, Refunding
    6%, 12/1/2002 (Insured; MBIA)...........................................                         1,900,000      2,050,309
Punta Gorda, Utilities Revenue, Refunding 5.50%, 1/1/2002 (Insured; AMBAC)..                         1,315,000      1,376,595
Reedy Creek Improvement District:
    4.90%, 6/1/2009 (Insured; AMBAC)........................................                         3,930,000      3,821,218
    Utilities Revenue 6.30%, 10/1/2003 (Insured; MBIA)......................                         1,000,000      1,083,330
Saint John's County, Water and Sewer Revenue, Refunding
    5%, 6/1/2008 (Insured; MBIA)............................................                         1,020,000      1,022,162
Saint John's County Industrial Development Authority, HR
    (Flagler Hospital Project) 5.80%, 8/1/2003..............................                         1,000,000      1,018,980
Saint Lucie County School District:
    4.25%, 2/1/2005 (Insured; FSA)..........................................                         3,495,000      3,336,886
    4.25%, 2/1/2006 (Insured; FSA)..........................................                         2,945,000      2,775,957
    Refunding 5.90%, 7/1/2002 (Insured; AMBAC)..............................                         1,780,000      1,904,244
Saint Petersburg, Public Improvement Revenue, Refunding
    6%, 2/1/2002 (Insured; MBIA)............................................                         1,500,000      1,604,880
Sarasota County, Refunding:
    6.25%, 10/1/2004 (Insured; FGIC)........................................                         1,505,000      1,632,323
    Utilities Systems Revenue:
      5.50%, 10/1/2003 (Insured; FGIC)......................................                         2,130,000      2,242,400
      5.60%, 10/1/2004 (Insured; FGIC)......................................                         2,345,000      2,482,909
Seminole County School District, Refunding 6%, 8/1/2003 (Insured; MBIA).....                         2,500,000      2,709,000
South Miami Health Facilities Authority, HR, Refunding
    (Baptist Health System) 5.15%, 10/1/2008 (Insured; MBIA)................                         1,295,000      1,300,206
Sunrise, Revenue:
    Public Facilities:
      6.20%, 10/1/2004 (Insured; MBIA)......................................                         2,000,000      2,182,720
      6.50%, 10/1/2007 (Insured; MBIA)......................................                         1,000,000      1,102,600
      Refunding 6%, 10/1/2001 (Insured; MBIA)...............................                         1,000,000      1,069,380
    Utility System, Refunding 5.20%, 10/1/2005 (Insured; AMBAC).............                         1,395,000      1,436,892
Tallahassee, Health Facilities Revenue, Refunding
    (Tallahassee Memorial Regional Medical Center):
      5.50%, Series A, 12/1/2002 (Insured; MBIA)............................                         1,010,000      1,060,631

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   DECEMBER 31, 1996
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                        ______         ______
Florida (continued)
Tallahassee, Health Facilities Revenue, Refunding (continued):
    (Tallahassee Memorial Regional Medical Center) (continued):
      5.50%, Series B, 12/1/2002 (Insured; MBIA)............................                    $    1,000,000  $   1,050,130
Tampa, Revenue:
    (Alleghany Health Systems-Saint Mary's)
      5.75%, 12/1/2007 (Insured; MBIA)......................................                         2,750,000      2,897,813
    (Aquarium, Inc. Project) 7.25%, 5/1/2005................................                         1,200,000      1,372,728
    Water and Sewer:
      6.30%, 10/1/2006......................................................                         1,590,000      1,719,315
      Refunding 5%, 10/1/2008 (Insured; FGIC)...............................                         1,000,000        998,600
Volusia County, Sales Tax Improvement Revenue, Refunding
    6.40%, 10/1/2007 (Insured; MBIA)........................................                         2,000,000      2,173,800
Volusia County Educational Facility Authority, Revenue
    (Embry-Riddle Aeronautical University):
      5.875%, 10/15/2002 (Insured; College Construction Loan Insurance Association)                  1,145,000      1,223,043
      6.10%, 10/15/2003 (Insured; College Construction Loan Insurance Association)                   1,000,000      1,087,630
Volusia County Health Facilities Authority, Revenue, Refunding
    (Health Care-John Knox) 5.75%, 6/1/2008.................................                         1,540,000      1,585,415
Volusia County Special Assessment (Bethune Beach Wastewater Project):
    6.60%, 7/1/2001.........................................................                         1,045,000      1,066,527
    6.875%, 7/1/2005........................................................                           880,000        920,858
U.S. Related-5.1%
Puerto Rico Commonwealth, Refunding 5.20%, 7/1/2003.........................                         5,000,000      5,211,100
Puerto Rico Electric Power Authority, Electric Revenue, Refunding
    5.50%, 7/1/2002 (Insured; FSA)..........................................                         6,000,000      6,323,820
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002........................                         3,100,000      3,218,637
Puerto Rico Public Buildings Authority, Revenue, Refunding:
    6.10%, 7/1/2000.........................................................                         2,500,000      2,625,075
    (Public Education and Health Facilities) 6.50%, 7/1/2003................                         1,000,000      1,100,580
Virgin Islands Water and Power Authority, Water Systems Revenue
    7.20%, 1/1/2002.........................................................                           700,000        730,618
                                                                                                                       ______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $345,835,376)...................                                     $361,966,795
                                                                                                                       ======

Short-Term Municipal Investments-4.5%
Florida-.8%
Broward County Housing Finance Authority, MFHR, VRDN:
    (Lake Park Associates Limited Partnership)
      3.85% (LOC; Keybank National Association) (b,c).......................                    $    1,500,000  $   1,500,000
    (Sanctuary Apartment Project) 3.95% (LOC; PNC Bank) (b,c)...............                         1,400,000      1,400,000

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1996
                                                                                                      Principal
Short-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                        ______         ______
U.S. Related-3.7%

Puerto Rico Commonwealth Government Development Bank, Refunding, VRDN
    3.75% (LOC; Credit Suisse) (b,c)........................................                    $    1,400,000  $   1,400,000
Puerto Rico Electric Power Authority, Power Revenue
    3.25% (Insured; FSA) (d)................................................                        12,600,000     12,600,000
                                                                                                                       ______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $16,900,000)...................                                    $  16,900,000
                                                                                                                       ======
TOTAL INVESTMENTS-100.0% (cost $362,735,376)................................                                     $378,866,795
                                                                                                                       ======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Corporation           MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
______                             ________                       ________________           __________________
AAA                                Aaa                            AAA                               71.2%
AA                                 Aa                             AA                                19.3
A                                  A                              A                                  4.1
BBB                                Baa                            BBB                                2.1
F-1+ & F-1                         MIG1, VMIG1 & P1               SP1 & A1                            .7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      2.6
                                                                                                   ___
                                                                                                   100.0%
                                                                                                   ===

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letter of credit.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based on bank prime rates or an index of market interest rates.
    (d) Inverse floater security-the interest rate is subject to change periodically.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g) At December 31, 1996, 28.2% of the Fund's net assets are insured by MBIA.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                 DECEMBER 31, 1996
                                                                                                        Cost            Value
                                                                                                      ______            ______
ASSETS:                          Investments in securities-See Statement of Investments         $362,735,376      $378,866,795
                                 Cash.......................................                                         3,838,829
                                 Interest receivable........................                                         6,005,277
                                 Receivable for shares of Beneficial Interest subscribed                                 3,562
                                 Prepaid expenses...........................                                             4,421
                                                                                                                        ______
                                                                                                                   388,718,884
                                                                                                                        ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         198,912
                                 Payable for investment securities purchased                                           501,377
                                 Payable for shares of Beneficial Interest redeemed                                     84,634
                                 Accrued expenses...........................                                            34,691
                                                                                                                        ______
                                                                                                                       819,614
                                                                                                                        ______
NET ASSETS..................................................................                                      $387,899,270
                                                                                                                        ======
REPRESENTED BY:                  Paid-in capital............................                                      $372,659,312
                                 Accumulated net realized gain (loss) on investments                                  (891,461)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 3......................                                        16,131,419
                                                                                                                        ______
NET ASSETS..................................................................                                      $387,899,270
                                                                                                                        ======
SHARES OUTSTANDING
(Unlimited number of $.001 par value shares of Beneficial Interest authorized)............................          28,844,126
NET ASSET VALUE, offering and redemption price per share-Note 2(d)..........                                            $13.45
                                                                                                                           ===




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                        YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $20,923,493
EXPENSES:                        Management fee-Note 2(a)...................                   $  2,352,191
                                 Shareholder servicing costs-Note 2(b)......                        572,329
                                 Professional fees..........................                         54,908
                                 Custodian fees.............................                         39,850
                                 Trustees' fees and expenses-Note 2(c)......                         38,769
                                 Prospectus and shareholders' reports.......                         22,846
                                 Registration fees..........................                          3,400
                                 Miscellaneous..............................                         45,267
                                                                                                     ______
                                       Total Expenses.......................                                          3,129,560
                                                                                                                         ______
INVESTMENT INCOME-NET.......................................................                                         17,793,933
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                   $  3,318,458
                                 Net unrealized appreciation (depreciation) on investments       (8,882,785)
                                                                                                     ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         (5,564,327)
                                                                                                                         ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $12,229,606
                                                                                                                         ======





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             Year Ended         Year Ended
                                                                                           December 31, 1996  December 31, 1995
                                                                                           ________________  ________________
OPERATIONS:
    Investment income-net...............................................                     $   17,793,933    $   19,639,540
    Net realized gain (loss) on investments.............................                          3,318,458           440,616
    Net unrealized appreciation (depreciation) on investments...........                         (8,882,785)       34,797,540
                                                                                                    _______           _______
      Net Increase (Decrease) in Net Assets Resulting from Operations...                         12,229,606        54,877,696
                                                                                                    _______           _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................                        (17,898,089)      (19,592,473)
                                                                                                    _______           _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.......................................                         92,656,622       152,976,653
    Dividends reinvested................................................                         11,899,150        13,179,448
    Cost of shares redeemed.............................................                       (139,884,125)     (181,906,301)
                                                                                                    _______           _______
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                   (35,328,353)      (15,750,200)
                                                                                                    _______           _______
          Total Increase (Decrease) in Net Assets.......................                        (40,996,836)       19,535,023
NET ASSETS:
    Beginning of Period.................................................                        428,896,106       409,361,083
                                                                                                    _______           _______
    End of Period.......................................................                      $ 387,899,270     $ 428,896,106
                                                                                                    =======           =======
Undistributed investment income-net.....................................                              __      $       104,156
                                                                                                    _______           _______

                                                                                                    Shares             Shares
                                                                                                    _______           _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                          6,915,255        11,550,916
    Shares issued for dividends reinvested..............................                            888,707           992,073
    Shares redeemed.....................................................                        (10,440,624)      (13,756,816)
                                                                                                    _______           _______
      Net Increase (Decrease) in Shares Outstanding.....................                         (2,636,662)       (1,213,827)
                                                                                                    =======           =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Reference is made to page 3 of the Fund's Prospectus dated May 1, 1997.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $888,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in fiscal 2003.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $346,959 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $166,536 during the period ended December 31, 1996.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.
    (d) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Exchange Privilege) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a fifteen day period following the date of issuance.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996 amounted to $73,540,175 and $112,437,670, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $16,131,419 consisting of $16,646,572 gross unrealized appreciation and $515,153 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Florida Intermediate Municipal Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Intermediate Municipal Bond Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Intermediate Municipal Bond Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
February 3, 1997




              DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND


                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement

               Condensed Financial Information for the period from January 21, 1992 (commencement of operations) to December 31, 1992 and for each of the four years in the period ended December 31, 1996.

               Included in Part B of the Registration Statement:

                    Statement of Investments-- December 31, 1996.


                    Statement of Assets and Liabilities--December 31, 1996.


                    Statement of Operations--year ended December 31, 1996.


                    Statement of Changes in Net Assets--for each of the years ended December 31, 1995 and December 31, 1996.

                    Notes to Financial Statements

                    Report of Ernst & Young LLP, Independent Auditors, dated February 3, 1997.






All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


(b)       Exhibits:

(1) Registrant's Declaration of Trust and Amendments are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 5, 1991 and Exhibit (1)(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 5, 1991.

(5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(6)(a) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(6)(b) Forms of Shareholder Service Agreements are incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(8)(a) Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(8)(b) Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(11)      Consent of Independent Auditors.

(16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on April 11, 1994.

(17)      Financial Data Schedule.



Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

               (a)  Powers of Attorney of the Trustees and Officers.

               (b) Certificate of Secretary is incorporated by reference to Other Exhibit (b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on March 2, 1995.


Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                   (2)

                                              Number of Record
        Title of Class                      Holders as of April 1, 1997
        ______________                      _____________________________

        Beneficial Interest
        (Par value $.001)                         8,591

Item 27. Indemnification
_______  _______________

        Reference is made to Article EIGHTH of the Registrant's Agreement and Declaration of Trust previously filed as Exhibit 1 to Post-Effective Amendment No. 4 to the Registration Statement on
        Form N-1A on March 2, 1995. The application of these provisions is limited by Article 10 of the Registrant's By-Laws previously filed as Exhibit 2 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A on March 2, 1995 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable.

Item 27. Indemnification (continued)
_______  _______________

        In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer of controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

        Reference is also made to the Distribution Agreement attached as Exhibit (6)(a) of Post-Effective Amendment No. 4 to the
        Registration Statement on Form N-1A, filed on March 2, 1995.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

        The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.




Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;




                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;


                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****


WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus Acquisition Corporation*;




                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;


                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Personal Management, Inc.*;
                                 Dreyfus Service Corporation*;
                                 Major Trading Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.



MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                  Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                    The Dreyfus Consumer Credit Corporation*;
                                 Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

ELVIRA OSLAPAS              Assistant Secretary:
Assistant Secretary              Dreyfus Service Corporation*;
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Acquisition Corporation, Inc.*;
                                 The Truepenny Corporation+







______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.


++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.



Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  Dreyfus Investment Grade Bond Funds, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund

          62)  Dreyfus Premier California Municipal Bond Fund


          63)  Dreyfus Premier Equity Funds, Inc.


          64)  Dreyfus Premier Global Investing, Inc.


          65)  Dreyfus Premier GNMA Fund


          66)  Dreyfus Premier Growth Fund, Inc.


          67)  Dreyfus Premier Insured Municipal Bond Fund


          68)  Dreyfus Premier Municipal Bond Fund


          69)  Dreyfus Premier New York Municipal Bond Fund


          70)  Dreyfus Premier State Municipal Bond Fund


          71)  Dreyfus Premier Value Fund

          72)  Dreyfus S&P 500 Index Fund
          73)  Dreyfus Short-Intermediate Government Fund
          74)  Dreyfus Short-Intermediate Municipal Bond Fund
          75)  The Dreyfus Socially Responsible Growth Fund, Inc.
          76)  Dreyfus Stock Index Fund, Inc.
          77)  Dreyfus Tax Exempt Cash Management
          78)  The Dreyfus Third Century Fund, Inc.
          79)  Dreyfus Treasury Cash Management
          80)  Dreyfus Treasury Prime Cash Management
          81)  Dreyfus Variable Investment Fund
          82)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          83)  General California Municipal Bond Fund, Inc.
          84)  General California Municipal Money Market Fund
          85)  General Government Securities Money Market Fund, Inc.
          86)  General Money Market Fund, Inc.
          87)  General Municipal Bond Fund, Inc.
          88)  General Municipal Money Market Fund, Inc.
          89)  General New York Municipal Bond Fund, Inc.
          90)  General New York Municipal Money Market Fund


(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Vice President
                          and Chief Financial Officer        and Assistant
                                                             Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Roy M. Moura+             First Vice President               None

Dale F. Lampe+            Vice President                     None

Mary A. Nelson+           Vice President                     Vice President
                                                             and Assistant
                                                             Treasurer

Paul Prescott+            Vice President                     None

Elizabeth A. Keeley++     Assistant Vice President           Vice President
                                                             and Assistant
                                                             Secretary

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.



Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES
                                ---------------

     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 18th day of April, 1997.

                   DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

            BY:          /s/Marie E. Connolly*
                   ___________________________________________
                   MARIE E. CONNOLLY, PRESIDENT AND TREASURER

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signatures                     Title                           Date
__________________________      _______________________________     ________

/s/Marie E. Connolly *          President and Treasurer             04/18/97
______________________________  (Principal Executive, Financial
Marie E. Connolly               and Accounting Officer)


/s/Joseph S. DiMartino*         Chairman of the Board               04/18/97
______________________________
Joseph S. DiMartino


/s/Gordon J. Davis*             Trustee                             04/18/97
______________________________
Gordon J. Davis


/s/David P. Feldman*            Trustee                             04/18/97
______________________________
David P. Feldman


/s/Lynn Martin*                 Trustee                             04/18/97
______________________________
Lynn Martin




/s/Daniel Rose*                 Trustee                             04/18/97
______________________________
Daniel Rose


/s/Philip L. Toia*              Trustee                             04/18/97
______________________________
Philip L. Toia


/s/Sander Vanocur*              Trustee                             04/18/97
______________________________
Sander Vanocur


/s/Anne Wexler*                 Trustee                             04/18/97
______________________________
Anne Wexler


/s/Rex Wilder*                  Trustee                             04/18/97
______________________________
Rex Wilder




*BY:     /s/Elizabeth A. Keeley
         __________________________
         Elizabeth A. Keeley,
         Attorney-in-Fact








              DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND

                    Post-Effective Amendment No. 9 to the

                  Registration Statement on Form N-1A under

                       the Securities Act of 1933 and

                     the Investment Company Act of 1940






                                  EXHIBITS





                       INDEX TO EXHIBITS



(11)      Consent of Independent Auditors

(17)      Financial Data Schedule


          Other Exhibits

          (a)  Powers of Attorney